UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21460

Pioneer Series Trust II

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: December 31, 2023

Date of reporting period: January 1, 2023 through June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer AMT-Free Municipal Fund
Semiannual Report  |  June 30, 2023

A: PBMFX	C: MNBCX	Y: PBYMX

visit us: www.amundi.com/us

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
August 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/233

Portfolio Management Discussion  |  6/30/23
In the following interview, Lead Portfolio Manager David Eurkus outlines the investment environment for tax-free bonds during the six-month period ended June 30, 2023, and the factors that affected the performance of Pioneer AMT-Free Municipal Fund during the period. Mr. Eurkus, a Managing Director, Director of Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Jonathan Chirunga, a Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the six-month period ended June 30, 2023?
A	Pioneer AMT-Free Municipal Fund’s Class A shares returned 3.71% at net asset value during the six-month period ended June 30, 2023, while the Fund’s benchmark, the Bloomberg Municipal Bond Index (the Bloomberg Index), returned 2.67%. During the same six-month period, the average return of the 165 mutual funds in Morningstar’s Municipal National Long Funds Category was 3.17%.
Q	How would you describe the investment environment in the municipal bond market during the six-month period ended June 30, 2023?
A	Municipal bonds, as measured by the Fund’s benchmark, posted solid returns for the six-month period, and outperformed the taxable investment-grade market, as gauged by the 2.09% return of the Bloomberg US Aggregate Bond Index.
The broader fixed-income markets performed reasonably well during the period, due to both the increased contributions to returns from income (driven in part by higher interest rates), and more favorable monetary policy from the US Federal Reserve (Fed). The Fed raised interest rates by a quarter-point on three separate occasions over the six-month period, but a downturn in inflation data allowed the US central bank to slow its pace of policy tightening, especially compared to 2022. While investors’ expectations for the Fed’s future policy direction shifted considerably throughout the course of the period, the consensus as of the end of June was that the Fed would likely be finished raising rates before the end of the 2023 calendar year. Those
4Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

factors proved most supportive for the performance of longer-term municipal bonds, especially those with maturities of 10 or more years.
The performance of municipal bonds received a further boost from the continued strength in underlying credit quality among issuers. An economic recession in the US, anticipated by some, has still yet to materialize, while state tax revenues have remained near record highs. The steady level of municipal tax revenues has allowed many issuers to build up reserves in order to strengthen their financial positions ahead of a potential slowdown in economic growth. The supply-and-demand dynamic within the municipal bond market was also quite supportive for returns, as investors’ demand remained robust in a higher-yield environment during the period, and issuers’ strong cash positions and general caution about the economy kept new-issue supply relatively limited. Together, those factors helped municipal bonds register a gain and recapture some of the ground they had lost in the down-market environment of 2022.
Q	What factors affected the Fund’s performance relative to the Bloomberg Municipal Bond Index during the six-month period ended June 30, 2023?
A	The Fund’s long-duration positioning versus the benchmark was a key positive contributor to relative performance in the positive market environment we experienced over the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The portfolio’s holdings of tobacco Master Settlement Agreement (MSA) bonds also aided the Fund’s benchmark-relative results for the period. We have found MSA tobacco bonds to be attractive investments, not only for their potential to enhance performance, but also for the benefits received by the settling states that have issued tobacco bonds since the establishment of the MSA between the settling states and the tobacco-related companies several years ago. Those benefits have included: substantial funding for the advancement of public health; the implementation of important tobacco-related public health measures; and funding towards establishment of a national foundation dedicated to significantly reducing the use of tobacco products among youths.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/235

Another positive contributor to the Fund’s benchmark-relative performance for the six-month period was our preference for investing in revenue bonds over general obligation (GO) issues, as revenue bonds outperformed GO’s. (Revenue bonds are backed by specific revenue streams rather than by the general revenues of the issuer.)
On the negative side, the portfolio’s holdings of lower-coupon, deeply-discounted bonds detracted from the Fund’s benchmark-relative returns for the six-month period.
With regard to individual securities, the Fund’s positions in revenue bonds issued by the Miami-Dade Country (Florida) Water & Sewer System and the Pennsylvania State Turnpike Commission (Oil Franchise Tax revenue bonds) were top positive contributors to benchmark-relative returns for the period, with the performance of both bonds aided by their longer durations. Individual holdings that detracted from the Fund’s relative returns for the period included portfolio positions in bonds issued by the City of Quincy (MA), which underperformed due to their low coupons, and by the City of Oroville (CA), which lagged due to issues experienced with regard to collecting accounts receivables. The municipality has hired a consulting team to address the issue, creating what we see as a long-term investment opportunity for the bonds.
Q	Did the Fund’s distributions* to shareholders change during the six-month period ended June 30, 2023?
A	The Fund’s monthly distribution rate experienced a slight increase over the six-month period, reflecting the replacement of portfolio securities that had matured or been called away with municipal bonds offered at higher prevailing yields.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended June 30, 2023?
A	No, the Fund had no exposure to derivatives during the period.
*	Distributions are not guaranteed.
6Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Q	What is your investment outlook, and how is the Fund positioned heading into the second half of its fiscal year?
A	We have continued to position the Fund’s portfolio with investments in sectors vital to the US economy, including hospitals, public/private universities, and transportation issuers (such as toll roads). We have maintained a bias toward municipal bonds rated AA and AAA, as we believe a focus on higher-quality issues may enhance relative stability of capital at a time of elevated recession risk. We have maintained the Fund’s long-duration bias versus the benchmark, as we believe there is value in the long end of the yield curve. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.)
We see the potential for further market volatility given the broad uncertainty surrounding inflation and the Fed’s monetary policy. In addition, we believe a softer economy may lead to lower revenues for some municipalities. With this said, credit conditions have remained stable across the municipal bond market. The default rate for municipal bonds has remained low, and we foresee very low odds of a wholesale rise in default risk. The ratio of ratings upgrades to downgrades in the municipal market has remained favorable, as well. In our view, those factors indicate that fundamentals in the municipal market remained robust as of period-end. In addition, we believe supply-and-demand conditions have continued to be beneficial. Supply appears on track to remain low, and the higher credit quality and attractive yields currently offered by municipals, especially when compared to taxable bonds in general, and investment-grade corporates in particular, could, in our view, continue to support demand. We believe those dynamics could signal continued opportunities for bottom-up credit selection in the municipal bond market.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/237

Please refer to the Schedule of Investments on pages 17- 30  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.
A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
8Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Portfolio Summary  |  6/30/23
Portfolio Diversification

(As a percentage of total investments)*
State Diversification

(As a percentage of total investments)*
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/239

Portfolio Summary  |  6/30/23 (continued)
10 Largest Holdings

(As a percentage of total investments)*
1.	Massachusetts Development Finance Agency, Harvard University, Series A, 5.00%, 7/15/40	3.29%
2.	Pennsylvania Turnpike Commission, Series A, 4.00%, 12/1/51	2.10
3.	County of Miami-Dade Water & Sewer System Revenue, Series B, 4.00%, 10/1/49	1.96
4.	Tobacco Settlement Financing Corp., Series B-1, 5.00%, 6/1/47	1.89
5.	State of Ohio, Series A, 4.00%, 1/15/50	1.70
6.	Hillsborough County Industrial Development Authority, Tampa General Hospital, 3.50%, 8/1/55	1.65
7.	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series K, 5.50%, 7/1/32	1.63
8.	Sarasota County Public Hospital District, Sarasota Memorial Hospital Project, 4.00%, 7/1/52	1.49
9.	Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Series B, 4.00%, 5/1/56	1.42
10.	Massachusetts Development Finance Agency, Broad Institute, 4.00%, 4/1/41	1.39

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Prices and Distributions  |  6/30/23
Net Asset Value per Share
Class	6/30/23	12/31/22
A	$12.95	$12.67
C	$12.84	$12.56
Y	$12.89	$12.61

Distributions per Share: 1/1/23 - 6/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.1880	$—	$—
C	$0.1364	$—	$—
Y	$0.2065	$—	$—
Index Definitions
The Bloomberg Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12 - 14.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2311

Performance Update | 6/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Municipal Bond Index.
Average Annual Total Returns (As of June 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg Municipal Bond Index
10 Years	2.42%	1.95%	2.68%
5 Years	0.55	-0.37	1.84
1 Year	1.25	-3.31	3.19
Expense Ratio (Per prospectus dated April 1, 2023)
Gross
0.80%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

12Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Performance Update | 6/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund  during the periods shown, compared to that of the Bloomberg Municipal Bond Index.
Average Annual Total Returns (As of June 30, 2023)
Period	If Held	If Redeemed	Bloomberg Municipal Bond Index
10 Years	1.65%	1.65%	2.68%
5 Years	-0.21	-0.21	1.84
1 Year	0.51	-0.48	3.19
Expense Ratio (Per prospectus dated April 1, 2023)
Gross
1.57%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share.  “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2313

Performance Update | 6/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Municipal Bond Index.
Average Annual Total Returns (As of June 30, 2023)
Period	Net Asset Value (NAV)	Bloomberg Municipal Bond Index
10 Years	2.67%	2.68%
5 Years	0.78	1.84
1 Year	1.55	3.19
Expense Ratio (Per prospectus dated April 1, 2023)
Gross	Net
0.65%	0.49%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
Please refer to the financial highlights for more current expense ratios.
14Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund
Based on actual returns from January 1, 2023 through June 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,037.10	$1,033.20	$1,038.70
Expenses Paid During Period*	$3.99	$7.81	$2.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 1.55%, and 0.49% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period).
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2315

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2023 through June 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,020.88	$1,017.11	$1,022.36
Expenses Paid During Period*	$3.96	$7.75	$2.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 1.55%, and 0.49% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period).
16Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Schedule of Investments  |  6/30/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 99.4%
	Municipal Bonds — 99.4% of Net Assets(a)
	Arizona — 0.5%
6,040,000	Arizona Industrial Development Authority, 3.00%, 2/1/45	$ 4,789,056
	Total Arizona	$ 4,789,056

	California — 6.2%
10,000,000(b)	Alameda Corridor Transportation Authority, California Revenue Capital Appreciation Senior Lien, 10/1/31 (NATL Insured)	$ 7,688,800
16,695,000(b)(c)	Anaheim Public Financing Authority, Public Improvements Project, Series C, 9/1/36 (AGM Insured)	10,489,468
36,350,000(b)	California County Tobacco Securitization Agency, Capital Appreciation, Stanislaus County, Subordinated, Series D, 6/1/55	2,801,495
6,400,000	California Educational Facilities Authority, Stanford University, Series U-6, 5.00%, 5/1/45	7,595,264
2,985,000	California Educational Facilities Authority, Stanford University, Series U-7, 5.00%, 6/1/46	3,541,285
5,000,000	California Health Facilities Financing Authority, Cedars-Sinai Health System, Series A, 3.00%, 8/15/51	3,729,750
2,000,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	1,656,240
3,000,000	Long Beach Bond Finance Authority, Series A, 5.50%, 11/15/37	3,291,300
1,990,000(d)	Pomona Unified School District, Series A, 6.55%, 8/1/29 (NATL Insured)	2,161,319
5,000,000(d)(e)	San Diego Unified School District, Series R-2, 7/1/40	4,641,650
11,485,000	University of California, Series Q, 3.00%, 5/15/51	8,903,172
	Total California	$ 56,499,743

	Colorado — 1.5%
7,040,000	Colorado Health Facilities Authority, Advent Health Obligated Group, Series A, 3.00%, 11/15/51	$ 5,068,800
5,000,000	Dominion Water & Sanitation District, 5.875%, 12/1/52	4,971,400
5,000,000	Metro Wastewater Reclamation District, Series A, 2.50%, 4/1/45	3,656,850
	Total Colorado	$ 13,697,050

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2317

Schedule of Investments  |  6/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Connecticut — 0.7%
2,000,000	Mohegan Tribal Finance Authority, 7.00%, 2/1/45 (144A)	$ 2,003,860
5,985,000(d)	State of Connecticut, Series B, 2.00%, 6/1/36	4,633,348
	Total Connecticut	$ 6,637,208

	District of Columbia — 2.0%
9,715,000	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40	$ 9,962,052
84,000,000(b)	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, Series C, 6/15/55	8,331,120
	Total District of Columbia	$ 18,293,172

	Florida — 13.4%
2,935,000	Broward County Water & Sewer Utility Revenue, Series A, 3.00%, 10/1/41	$ 2,496,775
6,145,000	County of Hillsborough, 3.00%, 8/1/41	5,307,436
7,690,000	County of Hillsborough, 3.25%, 8/1/48	6,467,828
5,375,000	County of Hillsborough Utility Revenue, 3.00%, 8/1/36	5,164,246
4,500,000	County of Hillsborough Utility Revenue, 3.00%, 8/1/37	4,082,850
3,500,000	County of Hillsborough Utility Revenue, Series A, 2.00%, 8/1/40	2,504,565
2,360,000(d)	County of Miami-Dade, Series A, 4.00%, 7/1/38	2,411,991
10,000,000	County of Miami-Dade Water & Sewer System Revenue, Series B, 3.00%, 10/1/49	7,893,900
18,500,000	County of Miami-Dade Water & Sewer System Revenue, Series B, 4.00%, 10/1/49	17,889,500
2,500,000	County of Orange, Water Utility System Revenue, 3.00%, 10/1/32	2,487,900
4,645,000	County of Orange, Water Utility System Revenue, 3.00%, 10/1/34	4,564,967
20,000,000	Hillsborough County Industrial Development Authority, Tampa General Hospital, 3.50%, 8/1/55	15,003,000
1,000,000	Sarasota County Public Hospital District, Sarasota Memorial Hospital Project, 4.00%, 7/1/48	924,680
15,000,000	Sarasota County Public Hospital District, Sarasota Memorial Hospital Project, 4.00%, 7/1/52	13,608,150
7,485,000	South Broward Hospital District, Series A, 2.50%, 5/1/47	4,932,540
16,500,000	State of Florida, Department of Transportation Turnpike System Revenue, Series B, 3.00%, 7/1/49	12,482,085
5,000,000	State of Florida, Department of Transportation Turnpike System Revenue, Series B, 4.00%, 7/1/47	4,805,800
The accompanying notes are an integral part of these financial statements.
18Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Principal Amount USD ($)		Value
	Florida — (continued)
4,645,000(d)	State of Florida, Department Transportation Right of Way, Series A, 3.25%, 7/1/37	$ 4,388,968
5,000,000	State of Florida Department of Transportation Turnpike System Revenue, 4.00%, 7/1/43	4,918,700
	Total Florida	$122,335,881

	Georgia — 3.8%
4,800,000	Brookhaven Development Authority, Children's Healthcare Of Atlanta, Inc., Series A, 4.00%, 7/1/44	$ 4,734,528
2,040,000(d)	County of Fulton, Library Bond, 3.25%, 7/1/37	1,908,502
2,870,000(d)	County of Fulton, Library Bond, 3.50%, 7/1/39	2,698,431
4,790,000(d)	County of Fulton, Library Bond, 4.00%, 7/1/40	4,818,069
10,000,000	County of Fulton Water & Sewerage Revenue, Series A, 2.25%, 1/1/42	7,160,300
4,000,000	Forsyth County Water & Sewerage Authority, 3.00%, 4/1/44	3,372,560
4,000,000	Gainesville & Hall County Hospital Authority, Series A, 4.00%, 2/15/51	3,636,880
2,000,000	Main Street Natural Gas, Inc., Series A, 4.00%, 5/15/39	1,847,020
5,000,000	Metropolitan Atlanta Rapid Transit Authority, Series C, 3.50%, 7/1/38	4,753,100
	Total Georgia	$ 34,929,390

	Illinois — 1.2%
1,000,000	Illinois Finance Authority, Art Institute Of Chicago, 4.00%, 3/1/38	$ 1,005,380
1,500,000	Illinois Finance Authority, Northwestern Memorial Healthcare, Series A, 4.00%, 7/15/36	1,521,360
2,175,000	Illinois Finance Authority, Northwestern Memorial Healthcare, Series A, 4.00%, 7/15/37	2,193,422
3,000,000	Illinois Finance Authority, Northwestern Memorial Healthcare, Series A, 4.00%, 7/15/47	2,875,350
90,000	Illinois Finance Authority, Presence Health Network, Series C, 5.00%, 2/15/33	95,737
1,000,000	Illinois Finance Authority, Presence Health Network, Series C, 5.00%, 2/15/36	1,051,090
2,010,000(c)	Metropolitan Pier & Exposition Authority, Mccormick Place Convention, 7.00%, 7/1/26	2,125,675
	Total Illinois	$ 10,868,014

	Indiana — 0.3%
3,000,000	Indiana University, Series A, 4.00%, 6/1/42	$ 3,003,960
	Total Indiana	$ 3,003,960

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2319

Schedule of Investments  |  6/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Maine — 0.5%
1,250,000	Maine Health & Higher Educational Facilities Authority, Series C, 5.125%, 7/1/52 (AGM ST AID WITHHLDG Insured)	$ 1,316,863
1,000,000	Maine Health & Higher Educational Facilities Authority, Series C, 5.50%, 7/1/47 (AGM ST AID WITHHLDG Insured)	1,076,580
1,000,000	Maine Turnpike Authority, 3.00%, 7/1/40	820,230
1,250,000	Maine Turnpike Authority, 4.00%, 7/1/45	1,220,425
	Total Maine	$ 4,434,098

	Maryland — 2.1%
900,000(f)	Maryland Economic Development Corp., Senior Lien-Chesapeake Bay, Series A, 5.00%, 12/31/23	$ 537,750
400,000(f)	Maryland Economic Development Corp., Senior Lien-Chesapeake Bay, Series B, 5.00%, 12/31/23	239,000
3,745,000	University System of Maryland, Series A, 4.00%, 4/1/41	3,829,974
5,180,000	Washington Suburban Sanitary Commission, Consolidated Public Improvement, 3.00%, 6/1/37 (CNTY GTD Insured)	4,757,053
6,165,000	Washington Suburban Sanitary Commission, Consolidated Public Improvement, 3.00%, 6/1/45 (CNTY GTD Insured)	5,144,569
6,000,000	Washington Suburban Sanitary Commission, Consolidated Public Improvement, 3.00%, 6/1/47 (CNTY GTD Insured)	4,891,200
	Total Maryland	$ 19,399,546

	Massachusetts — 20.1%
3,485,000(d)	Cape Cod Regional Technical High School District, School Project Loan Chapter 70 B, 4.00%, 11/15/37	$ 3,573,031
3,485,000(d)	Cape Cod Regional Technical High School District, School Project Loan Chapter 70 B, 4.00%, 11/15/38	3,560,624
1,475,000(d)	City of Attleboro, Municipal Purpose Loan, 3.125%, 2/15/35	1,433,508
1,520,000(d)	City of Attleboro, Municipal Purpose Loan, 3.25%, 2/15/36	1,472,409
1,565,000(d)	City of Attleboro, Municipal Purpose Loan, 3.25%, 2/15/37	1,500,193
1,055,000(d)	City of Beverly, 3.125%, 10/15/39	942,041
1,155,000(d)	City of Cambridge, 4.00%, 2/15/41	1,166,261
2,150,000(d)	City of Cambridge, 4.00%, 2/15/42	2,167,265
2,140,000(d)	City of Cambridge, 4.00%, 2/15/43	2,152,048
3,000,000(d)	City of Quincy, 2.00%, 6/1/46	2,013,120
The accompanying notes are an integral part of these financial statements.
20Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Principal Amount USD ($)		Value
	Massachusetts — (continued)
1,860,000(d)	City of Revere, 2.125%, 9/1/41 (ST AID WITHHLDG Insured)	$ 1,329,881
2,000,000(d)	City of Revere, 2.25%, 9/1/43 (ST AID WITHHLDG Insured)	1,412,520
4,875,000(d)	City of Somerville, 2.125%, 10/15/40	3,527,306
4,980,000(d)	City of Somerville, 2.125%, 10/15/41	3,532,463
3,765,000(d)	City of Somerville, 4.00%, 5/1/52	3,636,086
15,000,000(d)	Commonwealth of Massachusetts, Series C, 2.75%, 3/1/50	10,658,250
1,300,000(d)	Concord & Carlisle Regional School District, 3.00%, 3/15/31	1,300,013
1,300,000(d)	Concord & Carlisle Regional School District, 3.00%, 3/15/33	1,295,320
7,345,000(d)	Dennis-Yarmouth Regional School District, 2.375%, 10/1/51	4,806,862
1,500,000	Massachusetts Development Finance Agency, Berklee College Music, 5.00%, 10/1/35	1,578,525
4,600,000	Massachusetts Development Finance Agency, Boston University, Series FF, 4.00%, 10/1/46	4,538,314
1,000,000	Massachusetts Development Finance Agency, Boston University, Series FF, 5.00%, 10/1/48	1,102,730
4,000,000	Massachusetts Development Finance Agency, Boston University, Series X, 5.00%, 10/1/48	4,006,480
12,690,000	Massachusetts Development Finance Agency, Broad Institute, 4.00%, 4/1/41	12,667,539
2,000,000	Massachusetts Development Finance Agency, Broad Institute, 5.00%, 4/1/37	2,136,220
25,865,000	Massachusetts Development Finance Agency, Harvard University, Series A, 5.00%, 7/15/40	29,996,158
2,500,000	Massachusetts Development Finance Agency, Lawrence General Hospital, Series A, 5.50%, 7/1/44	2,210,700
4,000,000	Massachusetts Development Finance Agency, Lowell General Hospital, Series G, 5.00%, 7/1/44	3,866,480
400,000	Massachusetts Development Finance Agency, Milford Regional Medical Center, Series F, 5.625%, 7/15/36	386,352
500,000	Massachusetts Development Finance Agency, Milford Regional Medical Center, Series F, 5.75%, 7/15/43	457,030
450,000	Massachusetts Development Finance Agency, Northeastern University, Series A, 5.00%, 3/1/39	454,572
5,000,000	Massachusetts Development Finance Agency, Partner’s Healthcare System, 4.00%, 7/1/41	4,953,200
875,000(g)	Massachusetts Development Finance Agency, Tufts University, Series Q, 4.00%, 8/15/38	878,124
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2321

Schedule of Investments  |  6/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Massachusetts — (continued)
1,000,000	Massachusetts Development Finance Agency, Wellforce, Series C, 3.00%, 10/1/45 (AGM Insured)	$ 774,590
6,600,000	Massachusetts Development Finance Agency, WGBH Educational Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)	8,376,786
4,080,000(b)	Massachusetts Development Finance Agency, WGBH Educational Foundation, Series B, 1/1/38 (AGC Insured)	2,194,918
835,000	Massachusetts Development Finance Agency, Woods Hole Oceanographic Institution, 5.00%, 6/1/38	892,540
1,000,000	Massachusetts Development Finance Agency, Woods Hole Oceanographic Institution, 5.00%, 6/1/43	1,055,480
500,000	Massachusetts Development Finance Agency, Woods Hole Oceanographic Institution, 5.00%, 6/1/48	522,455
11,950,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series K, 5.50%, 7/1/32	14,856,001
2,420,000	Massachusetts Water Resources Authority, General, Series B, 5.25%, 8/1/36 (AGM Insured)	3,022,314
10,000,000(d)	Town of Brookline, 3.00%, 3/15/45	8,446,300
4,000,000(d)	Town of Hingham, 2.00%, 2/15/40	2,887,560
3,000,000(d)	Town of Milford, 2.00%, 12/1/40	2,123,700
2,200,000(d)	Town of Milford, 2.125%, 12/1/48	1,387,694
2,000,000(d)	Town of Plymouth, Municipal Purpose Loan, 3.00%, 5/1/31	1,968,440
1,535,000(d)	Town of Plymouth, Municipal Purpose Loan, 3.375%, 5/1/32	1,536,428
1,265,000(d)	Town of Plymouth, Municipal Purpose Loan, 3.50%, 5/1/35	1,259,662
3,500,000(d)	Town of Plymouth, Municipal Purpose Loan, 3.50%, 5/1/44	3,170,055
4,160,000(d)	Town of Stoughton, Municipal Purpose Loan, 3.00%, 10/15/37	3,747,827
3,000,000(d)	Town of Swampscott, 3.00%, 3/1/52	2,385,870
1,000,000(d)	Town of Wellesley, Municipal Purpose Loan, 4.00%, 6/1/41	1,001,090
2,370,000(d)	Town of Weymouth, 2.00%, 8/15/41	1,647,529
	Total Massachusetts	$183,968,864

	Michigan — 0.9%
10,000,000	Michigan State Building Authority, Series I, 3.00%, 10/15/45	$ 8,264,300
	Total Michigan	$ 8,264,300

The accompanying notes are an integral part of these financial statements.
22Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Principal Amount USD ($)		Value
	Minnesota — 0.5%
5,000,000	City of Rochester, Health Care Facilities, Mayo Clinic, 4.00%, 11/15/48	$ 4,912,400
	Total Minnesota	$ 4,912,400

	Missouri — 0.4%
4,000,000	Health & Educational Facilities Authority of the State of Missouri, Mercy Health, Series F, 4.00%, 11/15/45	$ 3,718,800
	Total Missouri	$ 3,718,800

	Nebraska — 1.5%
3,870,000(d)	Lancaster County School District 001, Lincoln Public Schools, 2.00%, 1/15/43	$ 2,634,928
14,750,000	University of Nebraska Facilities Corp., Green Bond, Series B, 3.00%, 7/15/54	11,094,065
	Total Nebraska	$ 13,728,993

	Nevada — 0.8%
3,500,000(d)	Las Vegas Valley Water District, Series A, 4.00%, 6/1/43	$ 3,467,800
5,000,000(d)	State of Nevada, Series A, 2.00%, 5/1/41	3,506,700
	Total Nevada	$ 6,974,500

	New Hampshire — 1.3%
5,000,000	New Hampshire Health and Education Facilities Authority Act, Series A, 5.00%, 8/1/59	$ 5,136,800
4,000,000	New Hampshire Health and Education Facilities Authority Act, Catholic Medical Centre, 3.75%, 7/1/40	3,422,640
1,185,000	New Hampshire Municipal Bond Bank, Series A, 2.50%, 2/15/47 (ST INTERCEPT Insured)	828,351
3,815,000	New Hampshire Municipal Bond Bank, Series A, 2.50%, 2/15/51 (ST INTERCEPT Insured)	2,546,779
	Total New Hampshire	$ 11,934,570

	New Jersey — 0.6%
4,000,000	New Jersey Educational Facilities Authority, Series C, 2.00%, 3/1/38	$ 3,016,960
2,100,000	New Jersey Turnpike Authority, Series B, 4.50%, 1/1/48	2,182,257
	Total New Jersey	$ 5,199,217

	New York — 6.9%
5,000,000	New York City Housing Development Corp., 3.05%, 5/1/50	$ 3,652,850
500,000	New York City Housing Development Corp., 4.80%, 2/1/53	504,495
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2323

Schedule of Investments  |  6/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	New York — (continued)
5,000,000	New York City Housing Development Corp., Sustainability Bond, Series C, 2.75%, 2/1/51 (HUD SECT 8 FANNIE MAE Insured)	$ 3,370,200
3,000,000	New York City Housing Development Corp., Sustainability Development Bond, Series 1, 4.90%, 11/1/57 (REMIC FHA INS 542 (c) Insured)	3,075,090
40,000,000(b)	New York Counties Tobacco Trust, Series F, 6/1/60	2,133,200
10,000,000	New York State Dormitory Authority, Series A, 3.00%, 3/15/42	8,398,500
11,400,000	New York State Dormitory Authority, Series A, 3.00%, 7/1/48	8,434,632
1,000,000	New York State Dormitory Authority, Series A, 4.00%, 7/1/35	1,026,370
6,885,000	New York State Dormitory Authority, Columbia University, Series A, 5.00%, 10/1/50	8,151,702
10,000,000	New York State Dormitory Authority, Columbia University, Series A-2, 5.00%, 10/1/46	11,687,100
5,515,000	New York State Dormitory Authority, Insured-FIT Student Housing Corp., 5.25%, 7/1/24 (NATL Insured)	5,533,089
3,250,000	New York State Dormitory Authority, Trustees of Columbia University, 5.00%, 10/1/45	3,759,113
1,762,144	New York State Housing Finance Agency, Series A, 1.65%, 5/15/39 (FNMA Insured)	1,240,972
1,000,000	New York State Housing Finance Agency, Series A-1, 3.95%, 11/1/60 (SONYMA Insured)	875,910
1,500,000	Port Authority of New York & New Jersey, Consolidated Ninety-Third Series, 6.125%, 6/1/94	1,536,015
	Total New York	$ 63,379,238

	North Carolina — 1.2%
1,000,000	City of Charlotte Airport Revenue, Charlotte Douglas International Airport Revenue, Series A, 4.00%, 7/1/52	$ 961,730
3,000,000	City of Charlotte Storm Water Revenue, 4.00%, 12/1/43	3,030,090
3,250,000	City of Charlotte Water & Sewer System Revenue, 2.25%, 7/1/50	2,075,450
5,920,000	County of Union, Enterprise System Revenue, 3.00%, 6/1/51	4,595,992
	Total North Carolina	$ 10,663,262

	Ohio — 2.9%
8,900,000	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B-2, 5.00%, 6/1/55	$ 8,455,000
The accompanying notes are an integral part of these financial statements.
24Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Principal Amount USD ($)		Value
	Ohio — (continued)
2,500,000	Ohio State University, Series A, 4.00%, 12/1/48	$ 2,440,050
16,780,000	State of Ohio, Series A, 4.00%, 1/15/50	15,475,355
	Total Ohio	$ 26,370,405

	Oregon — 3.1%
5,000,000(d)	Clackamas County School District No 7J Lake Oswego, 4.00%, 6/1/43 (SCH BD GTY Insured)	$ 5,000,700
15,000,000	Medford Hospital Facilities Authority, Series A, 3.00%, 8/15/50 (AGM Insured)	11,316,450
2,000,000(b)(d)	Multnomah County School District No. 40, Deferred Interest, Series B, 6/15/30 (SCH BD GTY Insured)	1,622,120
2,000,000(b)(d)	Multnomah County School District No. 40, Deferred Interest, Series B, 6/15/31 (SCH BD GTY Insured)	1,563,140
1,715,000(b)(d)	Multnomah County School District No. 40, Deferred Interest, Series B, 6/15/32 (SCH BD GTY Insured)	1,292,458
5,000,000	Oregon Health & Science University, Green Bond, Series A, 3.00%, 7/1/51	3,712,850
5,000,000	University of Oregon, Series A, 3.50%, 4/1/52 (BAM-TCRS Insured)	4,094,700
	Total Oregon	$ 28,602,418

	Pennsylvania — 7.5%
825,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.125%, 10/15/37	$ 826,765
175,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.25%, 10/15/47	157,964
3,725,000	Delaware County Industrial Development Authority, Chester Charter School Arts Project, Series A, 5.125%, 6/1/46 (144A)	3,873,218
15,000,000	Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Series B, 4.00%, 5/1/56	12,959,400
605,000	Pennsylvania Higher Educational Facilities Authority, Bryn Mawr College, 4.00%, 12/1/44	580,800
4,750,000	Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson University, Series A, 5.00%, 9/1/39	4,834,265
1,000,000	Pennsylvania Housing Finance Agency, Series 129, 3.35%, 10/1/45	820,720
2,000,000	Pennsylvania Housing Finance Agency, Series 129, 3.40%, 10/1/49	1,655,440
14,890,000	Pennsylvania Turnpike Commission, Series A, 3.00%, 12/1/51	10,904,394
20,000,000	Pennsylvania Turnpike Commission, Series A, 4.00%, 12/1/51	19,142,000
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2325

Schedule of Investments  |  6/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Pennsylvania — (continued)
2,500,000	Philadelphia Authority for Industrial Development, Childrens Hospital Philadelphia, 4.00%, 7/1/35	$ 2,530,475
3,750,000	Philadelphia Authority for Industrial Development, Childrens Hospital Philadelphia, 4.00%, 7/1/36	3,799,275
2,500,000	Philadelphia Authority for Industrial Development, Childrens Hospital Philadelphia, 4.00%, 7/1/37	2,502,125
3,000,000	Philadelphia Authority for Industrial Development, Thomas Jefferson University, Series A, 4.00%, 9/1/42	2,860,860
1,195,000	Swarthmore Borough Authority, Swarthmore College, 5.00%, 9/15/45	1,278,793
	Total Pennsylvania	$ 68,726,494

	Puerto Rico — 0.2%
1,500,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, 5.00%, 7/1/47 (144A)	$ 1,447,170
	Total Puerto Rico	$ 1,447,170

	Rhode Island — 1.1%
7,050,000(h)	Tender Option Bond Trust Receipts/Certificates, RIB, Series 2019, 3.17%, 9/1/47 (144A)	$ 7,069,529
20,000,000(b)	Tobacco Settlement Financing Corp., Asset-Backed, Series B, 6/1/52	3,476,800
	Total Rhode Island	$ 10,546,329

	South Carolina — 1.5%
5,000,000	City of Charleston Waterworks & Sewer System Revenue, 4.00%, 1/1/49	$ 4,880,600
5,000,000(d)	County of Charleston, Series A, 2.00%, 11/1/39	3,624,700
5,675,000	South Carolina Transportation Infrastructure Bank, Series A, 3.00%, 10/1/33	5,412,191
	Total South Carolina	$ 13,917,491

	Texas — 8.0%
5,000,000	Central Texas Regional Mobility Authority, Senior Lien, Series D, 3.00%, 1/1/46	$ 3,803,650
6,500,000	Central Texas Turnpike System, Series A, 3.00%, 8/15/40	5,119,855
10,000,000	City of Houston Combined Utility System Revenue, Series C, 2.50%, 11/15/40	7,663,700
10,000,000	Dallas Area Rapid Transit, Series B, 3.00%, 12/1/47	7,830,800
80,000(d)	Eagle Mountain & Saginaw Independent School District, 3.00%, 8/15/29 (PSF-GTD Insured)	78,176
10,000,000	Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, 3.00%, 10/1/51	7,305,200
The accompanying notes are an integral part of these financial statements.
26Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Principal Amount USD ($)		Value
	Texas — (continued)
1,000,000	Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Series A, 5.00%, 6/1/28	$ 982,540
500,000	Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Series A, 5.00%, 6/1/33	462,585
5,000,000(d)	Lubbock-Cooper Independent School District, 4.00%, 2/15/49 (PSF-GTD Insured)	4,908,150
2,000,000	New Hope Cultural Education Facilities Finance Corp., Cardinal Bay, Inc., Village On The Park, Series B, 4.75%, 7/1/51	720,000
5,000,000	North Texas Tollway Authority, First Tier, Series A, 3.00%, 1/1/38	4,305,000
3,500,000(d)	State of Texas, Series B, 2.125%, 8/1/38	2,654,155
10,000,000(d)	Tarrant County College District, 2.00%, 8/15/37	7,662,800
1,970,000	Texas Department of Housing & Community Affairs, Series A, 2.45%, 7/1/46 (GNMA Insured)	1,440,956
1,295,000	Texas Department of Housing & Community Affairs, Series A, 3.50%, 7/1/34 (GNMA/FNMA Insured)	1,254,441
1,625,000	Texas Department of Housing & Community Affairs, Series A, 3.80%, 7/1/39 (GNMA/FNMA Insured)	1,556,295
1,500,000	Texas Water Development Board, 4.80%, 10/15/52	1,609,020
5,000,000	Texas Water Development Board, State Revolving Fund, 3.00%, 8/1/40	4,386,650
5,000,000	Texas Water Development Board, St. Water Implementation Fund, 4.00%, 10/15/44	5,016,350
5,000,000	Texas Water Development Board, St. Water Implementation Fund, Series A, 4.00%, 4/15/48	4,952,400
	Total Texas	$ 73,712,723

	Utah — 1.1%
13,110,000	Utah State University, Series B, 3.00%, 12/1/49	$ 10,339,726
	Total Utah	$ 10,339,726

	Virginia — 5.3%
5,340,000(d)	City of Alexandria, Series A, 3.00%, 7/15/46 (ST AID WITHHLDG Insured)	$ 4,402,616
2,425,000(d)	City of Lynchburg, 2.375%, 8/1/39	1,860,606
2,505,000(d)	City of Lynchburg, 2.375%, 8/1/40	1,892,027
2,750,000	Hampton Roads Transportation Accountability Commission, Series A, 4.00%, 7/1/57	2,655,262
5,725,000	Loudoun County Economic Development Authority, Series A, 2.125%, 12/1/39	4,204,096
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2327

Schedule of Investments  |  6/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Virginia — (continued)
7,500,000	Loudoun County Economic Development Authority, Howard Hughes Medical Institute Issue, Series A, 4.00%, 10/1/52	$ 7,328,475
1,590,000	Loudoun County Sanitation Authority, 2.00%, 1/1/41	1,131,953
18,490,000	Tobacco Settlement Financing Corp., Series B-1, 5.00%, 6/1/47	17,225,099
8,000,000	Virginia College Building Authority, Public Higher Education Financing Program, Series C, 3.00%, 9/1/51 (ST INTERCEPT Insured)	6,212,960
650,000	Virginia Housing Development Authority, Series E, 2.10%, 7/1/35	511,687
1,000,000	Virginia Housing Development Authority, Series E, 2.30%, 7/1/40	714,200
	Total Virginia	$ 48,138,981

	Washington — 2.3%
1,025,000	Central Puget Sound Regional Transit Authority, Green Bond, Series S-1, 5.00%, 11/1/46	$ 1,177,920
10,250,000	City of Seattle Municipal Light & Power Revenue, Series A, 4.00%, 1/1/48	10,030,240
10,000,000	King County Housing Authority, Birch Creek Apartments Project, 5.50%, 5/1/38 (CNTY GTD Insured)	10,029,500
	Total Washington	$ 21,237,660

	Total Municipal Bonds (Cost $1,000,588,435)	$ 910,670,659

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.4% (Cost $1,000,588,435)	$ 910,670,659
	OTHER ASSETS AND LIABILITIES — 0.6%	$ 5,586,834
	net assets — 100.0%	$916,257,493

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	Ambac Assurance Corporation.
CNTY GTD	County Guaranteed.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
NATL	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
The accompanying notes are an integral part of these financial statements.
28Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at June 30, 2023.
SCH BD GTY	School Board Guaranty.
SONYMA	State of New York Mortgage Agency
ST AID WITHHLDG	State Aid Withholding.
ST INTERCEPT	State Aid Intercept.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At June 30, 2023, the value of these securities amounted to $14,393,777, or 1.6% of net assets.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Escrow to maturity.
(d)	Represents a General Obligation Bond.
(e)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at June 30, 2023.
(f)	Security is in default.
(g)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
(h)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2023.
The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:
Revenue Bonds:
Health Revenue	20.4%
Education Revenue	17.4
Transportation Revenue	13.7
Water Revenue	6.8
Development Revenue	6.5
Tobacco Revenue	4.4
General Revenue	1.8
Other Revenue	0.7
Power Revenue	0.6
72.3%
General Obligation Bonds:	27.7%
100.0%
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2329

Schedule of Investments  |  6/30/23
(unaudited) (continued)
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2023, aggregated $110,063,440 and $354,536,269, respectively.
At June 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $998,717,838 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 15,917,942
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(103,965,121)
Net unrealized depreciation	$ (88,047,179)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$910,670,659	$—	$910,670,659
Total Investments in Securities	$ —	$ 910,670,659	$ —	$ 910,670,659
During the period ended June 30, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
30Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Statement of Assets and Liabilities  |  6/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,000,588,435)	$ 910,670,659
Cash	1,747,371
Receivables —
Investment securities sold	585,000
Fund shares sold	3,357,573
Interest	10,876,227
Due from the Adviser	9,710
Other assets	78,017
Total assets	$ 927,324,557
LIABILITIES:
Payables —
Investment securities purchased	$ 5,658,398
Fund shares repurchased	4,251,471
Distributions	837,572
Trustees' fees	4,786
Management fees	34,308
Administrative expenses	30,605
Distribution fees	11,241
Accrued expenses	238,683
Total liabilities	$ 11,067,064
NET ASSETS:
Paid-in capital	$1,070,200,289
Distributable earnings (loss)	(153,942,796)
Net assets	$ 916,257,493
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $486,995,463/37,612,713 shares)	$ 12.95
Class C (based on $15,010,353/1,168,842 shares)	$ 12.84
Class Y (based on $414,251,677/32,138,927 shares)	$ 12.89
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $12.95 net asset value per share/100%-4.50% maximum sales charge)	$ 13.56
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23 31

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$19,382,984
Total Investment Income		$ 19,382,984
EXPENSES:
Management fees	$ 2,274,414
Administrative expenses	153,029
Transfer agent fees
Class A	106,842
Class C	4,047
Class Y	268,667
Distribution fees
Class A	608,184
Class C	78,572
Shareowner communications expense	54,546
Custodian fees	5,438
Registration fees	88,143
Professional fees	79,102
Printing expense	12,508
Officers' and Trustees' fees	38,651
Miscellaneous	127,544
Total expenses		$ 3,899,687
Less fees waived and expenses reimbursed by the Adviser		(596,544)
Net expenses		$ 3,303,143
Net investment income		$ 16,079,841
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$(39,271,819)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ 62,749,639
Net realized and unrealized gain (loss) on investments		$ 23,477,820
Net increase in net assets resulting from operations		$ 39,557,661
The accompanying notes are an integral part of these financial statements.
32Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Statements of Changes in Net Assets
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 16,079,841	$ 35,015,023
Net realized gain (loss) on investments	(39,271,819)	(31,440,441)
Change in net unrealized appreciation (depreciation) on investments	62,749,639	(274,084,357)
Net increase (decrease) in net assets resulting from operations	$ 39,557,661	$ (270,509,775)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.19 and $0.30 per share, respectively)	$ (7,114,094)	$ (12,418,459)
Class C ($0.14 and $0.20 per share, respectively)	(167,861)	(321,458)
Class Y ($0.21 and $0.34 per share, respectively)	(8,228,426)	(18,983,013)
Total distributions to shareowners	$ (15,510,381)	$ (31,722,930)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 194,098,367	$ 614,720,285
Reinvestment of distributions	8,976,475	16,801,547
Cost of shares repurchased	(446,541,799)	(883,618,920)
Net decrease in net assets resulting from Fund share transactions	$ (243,466,957)	$ (252,097,088)
Net decrease in net assets	$ (219,419,677)	$ (554,329,793)
NET ASSETS:
Beginning of period	$1,135,677,170	$1,690,006,963
End of period	$ 916,257,493	$1,135,677,170
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2333

Statements of Changes in Net Assets (continued)
	Six Months Ended 6/30/23 Shares (unaudited)	Six Months Ended 6/30/23 Amount (unaudited)	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount
Class A
Shares sold	2,623,061	$ 34,090,579	4,849,886	$ 63,996,828
Reinvestment of distributions	461,196	5,964,701	769,484	10,182,939
Less shares repurchased	(3,635,994)	(47,116,399)	(11,531,321)	(153,953,838)
Net decrease	(551,737)	$ (7,061,119)	(5,911,951)	$ (79,774,071)
Class C
Shares sold	80,678	$ 1,046,658	373,144	$ 4,783,991
Reinvestment of distributions	11,188	143,499	20,655	271,473
Less shares repurchased	(305,287)	(3,910,749)	(1,160,056)	(15,411,653)
Net decrease	(213,421)	$ (2,720,592)	(766,257)	$ (10,356,189)
Class Y
Shares sold	12,242,975	$ 158,961,130	41,379,537	$ 545,939,466
Reinvestment of distributions	222,825	2,868,275	475,841	6,347,135
Less shares repurchased	(30,670,183)	(395,514,651)	(53,688,995)	(714,253,429)
Net decrease	(18,204,383)	$(233,685,246)	(11,833,617)	$(161,966,828)
The accompanying notes are an integral part of these financial statements.
34Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Financial Highlights
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class A
Net asset value, beginning of period	$ 12.67	$ 15.63	$ 15.70	$ 15.17	$ 14.23	$ 14.64
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.20	$ 0.34	$ 0.28	$ 0.33	$ 0.40	$ 0.41
Net realized and unrealized gain (loss) on investments	0.27	(3.00)	(0.05)	0.68	0.95	(0.41)
Net increase (decrease) from investment operations	$ 0.47	$ (2.66)	$ 0.23	$ 1.01	$ 1.35	$ —
Distributions to shareowners:
Net investment income	$ (0.19)	$ (0.30)	$ (0.28)	$ (0.34)	$ (0.41)	$ (0.40)
Net realized gain	—	—	(0.02)	(0.14)	—	(0.01)
Total distributions	$ (0.19)	$ (0.30)	$ (0.30)	$ (0.48)	$ (0.41)	$ (0.41)
Net increase (decrease) in net asset value	$ 0.28	$ (2.96)	$ (0.07)	$ 0.53	$ 0.94	$ (0.41)
Net asset value, end of period	$ 12.95	$ 12.67	$ 15.63	$ 15.70	$ 15.17	$ 14.23
Total return (b)	3.71%(c)	(17.05)%	1.45%	6.75%	9.57%	0.10%
Ratio of net expenses to average net assets	0.79%(d)	0.78%	0.79%	0.80%	0.81%	0.81%
Ratio of net investment income (loss) to average net assets	3.04%(d)	2.49%	1.80%	2.13%	2.70%	2.88%
Portfolio turnover rate	11%(c)	21%	3%	29%	10%	16%
Net assets, end of period (in thousands)	$486,995	$483,373	$688,823	$740,589	$634,233	$584,127
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.85%(d)	0.80%	0.79%	0.80%	0.81%	0.81%
Net investment income (loss) to average net assets	2.98%(d)	2.47%	1.80%	2.13%	2.70%	2.88%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2335

Financial Highlights  (continued)
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class C
Net asset value, beginning of period	$ 12.56	$ 15.49	$ 15.56	$ 15.04	$ 14.11	$ 14.51
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.15	$ 0.23	$ 0.16	$ 0.21	$ 0.29	$ 0.30
Net realized and unrealized gain (loss) on investments	0.27	(2.96)	(0.05)	0.67	0.93	(0.40)
Net increase (decrease) from investment operations	$ 0.42	$ (2.73)	$ 0.11	$ 0.88	$ 1.22	$ (0.10)
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.20)	$ (0.16)	$ (0.22)	$ (0.29)	$ (0.29)
Net realized gain	—	—	(0.02)	(0.14)	—	(0.01)
Total distributions	$ (0.14)	$ (0.20)	$ (0.18)	$ (0.36)	$ (0.29)	$ (0.30)
Net increase (decrease) in net asset value	$ 0.28	$ (2.93)	$ (0.07)	$ 0.52	$ 0.93	$ (0.40)
Net asset value, end of period	$ 12.84	$ 12.56	$ 15.49	$ 15.56	$ 15.04	$ 14.11
Total return (b)	3.32%(c)	(17.68)%	0.70%	5.92%	8.74%	(0.60)%
Ratio of net expenses to average net assets	1.55%(d)	1.55%	1.53%	1.55%	1.56%	1.57%
Ratio of net investment income (loss) to average net assets	2.28%(d)	1.68%	1.06%	1.36%	1.95%	2.13%
Portfolio turnover rate	11%(c)	21%	3%	29%	10%	16%
Net assets, end of period (in thousands)	$15,010	$17,357	$33,280	$40,763	$30,294	$32,636
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.61%(d)	1.57%	1.53%	1.55%	1.56%	1.57%
Net investment income (loss) to average net assets	2.22%(d)	1.66%	1.06%	1.36%	1.95%	2.13%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
36Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class Y
Net asset value, beginning of period	$ 12.61	$ 15.57	$ 15.63	$ 15.13	$ 14.19	$ 14.60
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.37	$ 0.32	$ 0.36	$ 0.44	$ 0.45
Net realized and unrealized gain (loss) on investments	0.28	(2.99)	(0.04)	0.66	0.95	(0.41)
Net increase (decrease) from investment operations	$ 0.49	$ (2.62)	$ 0.28	$ 1.02	$ 1.39	$ 0.04
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.34)	$ (0.32)	$ (0.38)	$ (0.45)	$ (0.44)
Net realized gain	—	—	(0.02)	(0.14)	—	(0.01)
Total distributions	$ (0.21)	$ (0.34)	$ (0.34)	$ (0.52)	$ (0.45)	$ (0.45)
Net increase (decrease) in net asset value	$ 0.28	$ (2.96)	$ (0.06)	$ 0.50	$ 0.94	$ (0.41)
Net asset value, end of period	$ 12.89	$ 12.61	$ 15.57	$ 15.63	$ 15.13	$ 14.19
Total return (b)	3.87%(c)	(16.88)%	1.77%	6.82%	9.87%	0.35%
Ratio of net expenses to average net assets	0.49%(d)	0.49%	0.53%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	3.33%(d)	2.78%	2.05%	2.36%	2.94%	3.13%
Portfolio turnover rate	11%(c)	21%	3%	29%	10%	16%
Net assets, end of period (in thousands)	$414,252	$634,946	$967,904	$842,214	$652,890	$457,039
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.67%(d)	0.65%	0.59%	0.62%	0.62%	0.65%
Net investment income (loss) to average net assets	3.15%(d)	2.62%	1.99%	2.29%	2.87%	3.03%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2337

Notes to Financial Statements  |  6/30/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer AMT-Free Municipal Fund (the “Fund”) is one of two series comprising Pioneer Series Trust II (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of June 30, 2023.Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other
38Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2339

and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to
40Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2022 was as follows:
2022
Distributions paid from:
Tax-exempt income	$31,249,062
Ordinary income	473,868
Total	$31,722,930
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 4,042,206
Capital loss carryforward	(31,235,464)
Net unrealized depreciation	(150,796,818)
Total	$ (177,990,076)
The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax treatment of premium and amortization,and tax adjustments on defaulted bonds.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2341

D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $3,795 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2023.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could
42Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2343

For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Under normal circumstances, the Fund will invest substantially all of its assets in municipal securities. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress.
44Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Fund invests significantly in a single state (including Florida, Massachusetts, New York, Texas, Virginia and Washington), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
The Fund invests primarily in below-investment-grade (high-yield) debt securities, loan and preferred stocks. Some of the Fund's investments in high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the US, a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2345

certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $250 million, 0.45% of the next $500 million  of the Fund’s average daily net assets, 0.40% of the next $1.25 billion of the Fund’s average daily net assets, and 0.35% of the Fund’s average daily net assets over $2 billion. For the six months ended June 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.45% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.49% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through May 1, 2025.
46Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2023, the Fund paid $38,651 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At June 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $4,786 and a payable for administrative expenses of $30,605, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended June 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$20,254
Class C	590
Class Y	33,702
Total	$54,546
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2347

5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended June 30, 2023, CDSCs in the amount of $1,081 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2023, the Fund had no borrowings under the credit facility.
48Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23 49

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
50Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/23

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/2351

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19451-17-0823

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A.SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

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(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

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(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

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(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

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ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

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ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

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(1) Gross income from securities lending activities;

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(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

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(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

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(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

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ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust II

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date September 5, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date September 5, 2023

*	Print the name and title of each signing officer under his or her signature.